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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                               September 30, 2003
                        (Date of earliest event reported)

                         GREATER ATLANTI FINANCIAL CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-26467                                                 54-1873112
------------------------                                  ----------------------
(Commission File Number)                                       (IRS Employer
                                                          Identification Number)


10700Parkridge Boulevard, Suite P50 Reston, Virginia                    20191
-----------------------------------------------------                   -----
(Address of Principal Executive Offices)                              (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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Exhibit 99.1 Press Release dated November 7, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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On November 7, 2003, the registrant issued a press release announcing the registrant's earnings for the quarter and the fiscal year ended September 30, 2003. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREATER ATLANTIC FINANCIAL CORP.


Date:   November 7, 2003        By: /s/ Carroll E. Amos
        ----------------            --------------------------
                                    Carroll  E.  Amos,   President  and  Chief
                                    Executive Officer


Date:   November 7, 2003        By: /s/ David E. Ritter
       -----------------            ------------------------
                                    David E. Ritter, Senior Vice President and
                                    Chief Financial Officer